EXECUTION COPY

CHINA LODGING GROUP, LIMITED

November 3, 2017

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Re:	Note Conversion Letter Agreement

Ladies and Gentlemen:

We refer to the Deposit Agreement, dated as of March 25, 2010 (the “Deposit Agreement”), by and among China Lodging Group, Limited (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder. Terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Deposit Agreement.

This Letter Agreement confirms our understanding and agreement as follows:

1.          Deposit of Shares. The Company has, upon the terms set forth in the Underwriting Agreement, dated October 26, 2017, among the Company and the Underwriters named therein (the “Underwriting Agreement”), offered and sold 0.375% Convertible Senior Notes due 2022 in the aggregate principal amount of US $475,000,000 (the “Notes”), in reliance on Rule 144A and Regulation S under the Securities Act (the “Offer”). The terms of the Offer and the Notes are more fully described in the final Offering Memorandum, dated as of October 26, 2017, a copy of which has been circulated separately to the Depositary. Each Note will be convertible at the option of the holder thereof (such holder, a “Converting Noteholder”) in accordance with the terms and conditions of the Indenture (as hereinafter defined) and the Notes into ADSs (the “Conversion”). In certain circumstances (as set forth below), Converting Noteholders are to receive Restricted ADSs upon their Conversion of Notes (the Restricted ADSs to be received upon Conversion of Notes, the “Conversion Restricted ADSs” and the Shares deposited by the Company in connection with the issuance of Conversion Restricted ADSs, the “Conversion Restricted Shares”). The Company and the Depositary hereby agree that the ordinary shares of the Company, par value $0.0001 per share (the “Shares”), underlying the ADSs or Conversion Restricted ADSs, as applicable, that may be delivered upon Conversion of the Notes may, along with a certified true copy of the Company’s register of members reflecting the Custodian (or its nominee) as the registered holder of the corresponding number of Shares or Conversion Restricted Shares, as applicable, be deposited with the Custodian under the Deposit Agreement, in accordance with the terms hereof and thereof.

2.          Depositary Procedures. The Company consents, under Section 2.3 of the Deposit Agreement, to the deposit in the ADS facility of the number of Shares or Conversion Restricted Shares, as applicable, set forth in each duly completed and signed Conversion Issuance Instruction substantially in the form of Exhibit A hereto (each a “Conversion Issuance Instruction”) provided by the Company to the Depositary from time to time and the issuance and delivery by the Depositary of the corresponding number of ADSs or Conversion Restricted ADSs, as applicable, upon the terms of the Deposit Agreement, as supplemented by this Letter Agreement.

In furtherance of the foregoing, the Company hereby instructs the Depositary and the Depositary agrees, upon the terms and subject to the conditions set forth in the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable the deposit of the Shares or Conversion Restricted Shares, as applicable, with the Custodian by the Company as a valid deposit of such Shares or Conversion Restricted Shares under the Deposit Agreement in order to enable the issuance by the Depositary of ADSs or Conversion Restricted ADSs, as applicable, issued in the name of each Converting Holder under the terms and subject to the conditions of this Letter Agreement upon the deposit of Shares or Conversion Restricted Shares, as applicable, and (ii) promptly deliver an account statement (the “Account Statement”) to the Converting Holders upon the issuance of such ADSs or Conversion Restricted ADSs, as applicable, in the form of uncertificated ADSs or uncertificated Restricted ADSs (as defined in the Deposit Agreement), in each case upon the terms set forth herein.

3.          Issuance and Delivery of ADSs or Conversion Restricted ADSs upon Conversion of Notes. The Company hereby instructs the Depositary to (i) issue ADSs or Conversion Restricted ADSs, as applicable, against the deposit of Shares or Conversion Restricted Shares, as applicable, by or on behalf of the Company upon Conversion of the Notes, and (ii) credit cash in lieu of any fractional ADSs, in each case to be delivered upon Conversion of the Notes, subject to compliance with the terms and conditions of the Deposit Agreement and this Letter Agreement, including, without limitation, receipt by the Depositary of all applicable fees. The Depositary hereby agrees to deliver ADSs or Conversion Restricted ADSs, as applicable, representing such Shares or Conversion Restricted Shares, as applicable, and credit cash in lieu of any fractional ADSs, in each case in accordance with the Deposit Agreement and this Letter Agreement upon receipt of (i) in respect of the Conversion Restricted ADSs/Shares only, the opinions referred to in Section 5 below, (ii) confirmation of deposit of the applicable Shares or Conversion Restricted Shares, as applicable, by the Company, and (iii) a Conversion Issuance Instruction for each Conversion, in the form attached as Exhibit A attached hereto. Under the terms of this Letter Agreement and the Indenture, the outstanding Notes will be convertible as follows:

A.          Rule 144A Notes:

(a)          prior to the date that is 6 months after November 3, 2017 into Conversion Restricted ADSs (CUSIP No.: 16949N919) by Converting Noteholders that are (x) not Affiliates of the Company and (y) “qualified institutional buyers” (as defined under Rule 144A), or non-U.S. persons located outside the United States (as each such term is defined under Regulation S under the Securities Act) at the time of any such conversion,

(b)          on or subsequent to the date that is 6 months after November 3, 2017 but before 1 year after November 3, 2017 into freely tradable ADSs by Converting Noteholders that are not Affiliates at the time of any such conversion if the Company is in full compliance with its reporting obligations to the US Securities and Exchange Commission (“SEC”) under the US Securities Exchange Act of 1934, as amended (the “Exchange Act”) as a company whose securities are registered under the Exchange Act, and

(c)          on or after the date that is 1 year after November 3, 2017 into freely transferable ADSs by Converting Noteholders that are not Affiliates.

B.          Regulation S Notes:

(a)          prior to the date that is 40 days after November 3, 2017 into Conversion Restricted ADSs (CUSIP No.: 16949N869) by Converting Noteholders that are not Affiliates of the Company.

(b)          on or after the date that is 40 days after November 3, 2017 into freely transferrable ADSs by Converting Noteholders that are not Affiliates.

The Depositary shall cause the Conversion Restricted ADSs issued upon the deposit of the corresponding Conversion Restricted Shares to be separately identified on the books of the Depositary under (i) CUSIP No.: 16949N919 (in the case of the Conversion of Notes offered pursuant to Rule 144A under the Securities Act), and (ii) CUSIP No.: 16949N869 (in the case of the Conversion of Notes offered pursuant to Regulation S under the Securities Act), and shall cause such Conversion Restricted Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Conversion Restricted ADSs. The Conversion Restricted ADSs will not be eligible for inclusion into DTC.

The Company hereby advises the Depositary and the Depositary hereby agrees and acknowledges that the Conversion Restricted ADSs issuable in accordance with the terms of this Letter Agreement shall be eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to ADSs pursuant to the Deposit Agreement.

The Depositary is hereby authorized and directed to issue the Conversion Restricted ADSs as uncertificated Restricted ADSs registered on the books of the Depositary in the name of the Converting Holders or their designees for the benefit of the Converting Holders.

4.          Stop Transfer Notation and Legend. Following the issuance thereof, the books of the Depositary shall identify the Conversion Restricted ADSs (CUSIP No.: 16949N919 (Rule 144A) and 16949N869 (Regulation S)) as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to Converting Holders upon the issuance of Conversion Restricted ADSs shall contain a legend substantially in the form of the following legend:

“THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF CHINA LODGING GROUP, LIMITED (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A NOTE CONVERSION LETTER AGREEMENT, DATED AS OF NOVEMBER 3, 2017 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), AND THE AMENDED AND RESTATED DEPOSIT AGREEMENT, DATED AS OF MARCH 25, 2010, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE RESTRICTED ADSs HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE RESTRICTED ADSs MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS.

AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE RESTRICTED ADSs, EACH OF THE DEPOSITARY AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH (i) A RESALE CERTIFICATION AND ISSUANCE INSTRUCTION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT, AND (ii) UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THE SECURITIES, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE FORM OF WITHDRAWAL CERTIFICATION AND RESALE CERTIFICATION AND ISSUANCE INSTRUCTION MAY BE OBTAINED FROM THE DEPOSITARY UPON REQUEST.

THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THESE RESTRICTED ADSs UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.”

5.          Limitations on Transfer and Cancellation of Conversion Restricted ADSs. The Conversion Restricted ADSs shall be transferable and eligible for cancellation only (i) in the circumstances described in Sections 6, 7, 8, 9 and 10 below, or (ii) as otherwise contemplated in a supplemental letter agreement. Transfers or cancellations described in clause (ii) above shall, unless otherwise specified in the applicable supplemental letter agreement, also require the delivery to the Depositary, (x) all applicable documentation otherwise contemplated by the Deposit Agreement and this Letter Agreement (including, without limitation, medallion guarantees and opinions of U.S. counsel), and (y) such other documents as may reasonably be requested by the Depositary under the terms of the applicable supplemental letter agreement.

6.          Limitations On Cancellation of Conversion Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, not to release any Conversion Restricted Shares or cancel any Conversion Restricted ADSs for the purpose of withdrawing the underlying Conversion Restricted Shares unless (i) the conditions applicable to the withdrawal of Conversion Restricted Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, the surrender for cancellation of the Conversion Restricted ADSs (accompanied by the requisite medallion guarantees, if so required under the terms of the Deposit Agreement) and the applicable ADS cancellation fees payable under the terms of the Deposit Agreement, and (ii) the Depositary shall have received from the person requesting the withdrawal of the Shares a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit B (such certification, a “Withdrawal Certification”).

7.          Exchange of Conversion Restricted ADSs for ADSs Upon Resale Covered by a Resale Registration Statement. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, to cancel the relevant Conversion Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) the Conversion Restricted ADSs (accompanied by the requisite medallion guarantees, if so required under the terms of the Deposit Agreement), and (ii) a duly completed and signed Resale Certification and Issuance Instruction with respect to such Conversion Restricted ADSs, substantially in the form attached hereto as Exhibit C (the “Resale Certification and Issuance Instruction”) stating that the resale of the Conversion Restricted ADSs is covered by an effective resale registration statement.

8.          Exchange of Conversion Restricted ADSs for ADSs Upon Sale Pursuant to Rule 144. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, to cancel the Conversion Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) such Conversion Restricted ADSs (accompanied by the requisite medallion guarantees, if so required under the terms of the Deposit Agreement), (ii) a duly completed and signed Resale Certification and Issuance Instruction containing representations of the transferor relating to the transfer of ADSs pursuant to Rule 144 of the Securities Act, if prior thereto, the Depositary shall have received a legal opinion of U.S. counsel reasonably satisfactory to the Depositary stating that as of the date thereof a resale satisfying the conditions enumerated in Rule 144 of the Securities Act is exempt from registration under the Securities Act and that the ADSs, upon transfer, will not be Restricted Securities (as defined in the Deposit Agreement).

9.          Removal of Transfer Restrictions on Conversion Restricted ADSs. The Depositary shall remove all stop transfer notations from its records in respect of specified Conversion Restricted ADSs and shall treat such Conversion Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Conversion Restricted ADSs and to treat such Conversion Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, (y) an opinion of U.S. counsel to the Company stating, inter alia, that the removal of the restrictive notations with respect to Conversion Restricted ADSs and the Conversion Restricted Shares, and the treatment of such Conversion Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, do not violate the registration requirements of the U.S. Securities Act of 1933, as amended, and (z) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement. Upon receipt of such instructions, opinion of counsel, and payment of fees, taxes and expenses, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Conversion Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Conversion Restricted ADSs, and (b) making the formerly Conversion Restricted ADSs eligible for Pre-Release Transactions and for inclusion in the applicable book-entry settlement system.

10.       Transfers and Cancellations of Restricted ADSs in Circumstances Not Covered by Sections 6, 7, 8 or 9. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, to cancel the Conversion Restricted ADSs and to issue and deliver freely transferable ADSs (or Shares, if applicable) in respect thereof in circumstances not covered by Sections 6, 7, 8 or 9, only (x) upon receipt of (i) such Conversion Restricted ADSs (accompanied by the requisite medallion guarantees, if so required under the terms of the Deposit Agreement), (ii) a legal opinion of the Conversion Restricted ADS owner's U.S. counsel stating that the transfer is exempt from registration under the Securities Act and that the ADSs (or Shares, if applicable), upon transfer, will not be Restricted Securities, and (iii) in the case of a transfer to a purchaser who will receive freely transferable ADSs, a duly completed and signed Resale Certification and Issuance Instruction containing the applicable representations of the transferor, and (y) in the case of cancellation of Conversion Restricted ADSs, if the conditions for cancellation of ADSs and withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied upon receipt of a duly completed Withdrawal Certification (containing such terms and conditions as the Company and Depositary may agree are reasonably necessary for the cancellation being contemplated).

11.       Fungibility. Except as contemplated herein and except as required by applicable law, the Conversion Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Conversion Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Conversion Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

12.       Representations and Warranties. The Company hereby represents and warrants and covenants to the Depositary as of the date hereof and as of the date of each subsequent deposit of Shares or Conversion Restricted Shares, as applicable, under this Letter Agreement upon Conversion of the Notes that (i) it will deposit Shares or Conversion Restricted Shares, as applicable, and credit cash in lieu of any fractional ADSs, in each case with the Depositary upon conversion of the Notes in accordance with the terms and conditions of the Notes as set out in the Indenture, dated November 3, 2017, as may be amended and supplemented from time to time, by and between the Company and Wilmington Trust, National Association, as trustee, paying agent and conversion agent, and only after receipt from the Converting Holder of the Notes, as part of the conversion notice relating to such Notes required pursuant to the Indenture, and of a certification (a copy of which will be provided by the Company to the Depositary upon request) that the proposed transaction is being made in compliance with the Securities Act and applicable state securities laws, (ii) the Shares or Conversion Restricted Shares, as applicable, being deposited or to be deposited into the ADS facility upon Conversion of the Notes for the purpose of the issuance of ADSs or Conversion Restricted ADSs, as applicable, are duly authorized, validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (iii) the terms of the Purchase Agreement provide that the Notes will be resold by Initial Purchasers named in the Purchase Agreement in accordance with Rule 144A under the Securities Act or in reliance on Regulation S under the Securities Act, (iv) it will cause the Shares or Conversion Restricted Shares, as applicable, underlying the ADSs or Conversion Restricted ADSs deliverable upon Conversion of such Notes to be deposited with the Custodian and shall instruct the Depositary to issue ADSs or Conversion Restricted ADSs in accordance with the Deposit Agreement and the terms of this Letter Agreement, (v) all approvals required by Cayman Islands law to permit the deposit of Shares or Conversion Restricted Shares, as applicable, and credit of cash in lieu of any fractional ADSs upon Conversion of the Notes under the Deposit Agreement and this Letter Agreement have been, or will be, obtained prior to the deposit of such Shares or Conversion Restricted Shares, (vi) the Shares or Conversion Restricted Shares, as applicable, are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (vii) to the Company’s knowledge, none of the terms of this Letter Agreement and none of the transactions contemplated in this Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Shares or Conversion Restricted Shares, as applicable, and each issuance of ADSs or Conversion Restricted ADSs and credit of cash in lieu of any fractional ADSs hereunder upon Conversion of the Notes.

13.       Company Assistance. The Company agrees to (i) assist the Depositary in the establishment of such procedures to enable the acceptance of the deposit of the Shares upon Conversion of the Notes, the issuance of the ADSs or Conversion Restricted ADSs, as applicable, and the delivery of such ADSs or Conversion Restricted ADSs, as applicable, (ii) credit cash in lieu of any fractional ADSs, and (iii) take, and cause, instruct or direct others to take, all commercially reasonable steps necessary and satisfactory to the Depositary to ensure that the acceptance of the deposit of the Shares or Conversion Restricted Shares, as applicable, upon Conversion of the Notes, the issuance of the corresponding ADSs or Conversion Restricted ADSs, as applicable, the delivery of such ADSs or Conversion Restricted ADSs, as applicable, and the credit cash in lieu of any fractional ADSs, in each case upon the terms and conditions set forth in the Deposit Agreement and this Letter Agreement, do not materially prejudice the rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws. In furtherance of the foregoing, the Company shall at the time of execution of this Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (ii) the offer and sale of the Notes in accordance with the terms of the Underwriting Agreement, the deposit of Shares or Conversion Restricted Shares, as applicable, by the Company on behalf of Converting Holders of Notes and the issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, in each case from time to time and upon the terms contemplated herein, have been duly registered under the Securities Act or are otherwise exempt from the registration requirements set forth under the Securities Act or such other terms acceptable to the Depositary, and (B) its Cayman Islands counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Letter Agreement, (ii) this Letter Agreement constitutes a legal, valid and binding obligation of the Company under Cayman Islands law enforceable against the Company upon its terms, (iii) all approvals required by Cayman Islands applicable law to permit the deposit of Shares or Conversion Restricted Shares, as applicable, under the Deposit Agreement and this Letter Agreement have been obtained, and (iv) the terms of this Letter Agreement and the transactions contemplated by this Letter Agreement do not and will violate the Memorandum or Articles of Association of the Company nor any applicable law, regulation, order or decree in the Cayman Islands.

14.       Depositary Fees. Subject to any other agreements between the Company and the Depositary with respect to the manner in which the fees payable to the Depositary hereunder are paid, the Company and the Depositary agree that the Company shall pay to the Depositary: (i) an ADS issuance fee of US$0.05 per ADS or Conversion Restricted ADSs, as applicable, issued pursuant to each Conversion of the Notes, and (ii) an annual administration fee of US$50,000 payable on each anniversary of the date hereof for services rendered in connection with the Conversion of the Notes, and (iii) all costs and expenses (including all related legal fees) incurred by or on behalf of the Depositary in connection with the Conversion of the Notes and the issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, and the credit of cash in lieu of fractional ADSs, in each case as contemplated by this Letter Agreement.

15.       Fractional Shares and ADSs. Notwithstanding anything to the contrary in the Deposit Agreement, the Company will not deliver to the Depositary or the Custodian in connection with the issuance of ADSs or Conversion Restricted ADSs, as applicable, upon Conversion of Notes, and the Depositary shall not be required to accept under any circumstances (i) any fraction of a Share or Conversion Restricted Share, as applicable, nor (ii) a number of Shares or Conversion Restricted Shares, as applicable, which upon application of the ADS to Share ratio would give rise to a fraction of an ADS or a Conversion Restricted ADS, as applicable.

16.       F-6 Registration Statement. The parties hereto agree that a signed copy of this Letter Agreement shall be filed as an exhibit to the next Registration Statement on Form F-6 (or next amendment to the existing Registration Statement on Form F-6 currently on file) in respect of the ADSs. The parties hereto further agree that, notwithstanding anything contained herein to the contrary, the Depositary shall not be obligated to issue any ADSs upon Conversion of the Notes if there is an insufficient number of ADS then registered under the existing Registration Statement on Form F-6 then on file, or if such Registration Statement on Form F-6 is the subject of a stop order or a proceeding for that purpose.

17.       Miscellaneous.

The parties acknowledge and agree that the indemnification obligations contained in Section 5.8 of the Deposit Agreement shall apply to all of the terms, conditions, obligations and performances under this Letter Agreement as if they were set forth in the Deposit Agreement.

The parties hereto agree to duly execute and deliver, or cause to be duly executed and delivered, such further documents and instruments and do and cause to be done such further acts, as may be reasonably requested by the other party in order to implement the terms and provisions of this Letter Agreement and to effectuate the purpose and intent hereof.

This Letter Agreement shall be interpreted and all rights hereunder and the provisions hereof shall be governed by the law of the State of New York and the jurisdiction clause set forth in the Deposit Agreement shall apply, mutatis mutandis, to this Letter Agreement.

This Letter Agreement shall be binding upon the parties hereto, and their respective legal successors and permanent assigns,

This Letter Agreement may not be modified or amended except by a writing signed by both parties hereto.

This Letter Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument

Kindly indicate your acceptance and agreement to the foregoing by signing this letter below in the space provided.

CHINA LODGING GROUP, LIMITED

By:	/s/ Teo Nee Chuan
Name: Teo Nee Chuan
Title: Chief Financial Officer

Accepted and Agreed
as of the date first written above

CITIBANK, N.A.,
as Depositary

By:	/s/ Hank Hui
Name:	Hank Hui
Title:	Director

EXHIBIT(S)

A	Form of Conversion Issuance Instruction

B	Form of Withdrawal Certification

C	Form of Resale Certification and Issuance Instruction

EXHIBIT A

to

Note Conversion Letter Agreement,

dated as of November 3, 2017

(the “Letter Agreement”), by and between

CHINA LODGING GROUP, LIMITED

and CITIBANK, N.A.

_____________________

Conversion Issuance Instruction

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn.: Depositary Receipts Department / Hank Hui / Les Deluca

By Email:

hank.hui@citi.com

leslie.deluca@citi.com

ahrum.danker@citi.com

daisy.xu@citi.com

gloria.bi@citi.com

Re: China Lodging Group, Limited

Dear Sirs:

Reference is made to (i) the Deposit Agreement, dated as of March 25, 2010 (the “Deposit Agreement”), by and among China Lodging Group, Limited, a company organized under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder (the “Deposit Agreement”), and (ii) the Note Conversion Letter Agreement, dated as of November 3, 2017 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, upon the conversion of the Company’s 0.375% Convertible Senior Notes due 2022. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or the Letter Agreement, as applicable.

In accordance with and subject to the terms set forth in the Letter Agreement and the Deposit Agreement, the Company has deposited the number of Shares or Conversion Restricted Shares, as applicable, identified below, along with a certified true copy of the Company’s register of members reflecting the Custodian (or its nominee) as the registered holder of the corresponding number of Shares or Conversion Restricted Shares, as applicable, and hereby instructs the Depositary

(A) to issue the number of ADSs or Conversion Restricted ADSs, as applicable, identified below: Number of Shares or Conversion Restricted Shares, as applicable, deposited:	___________ Shares or Conversion Restricted Shares, as applicable.

Number of freely transferrable ADSs to be issued (CUSIP No.: 16949N109):	___________ ADSs*
Number of Conversion Restricted ADSs (Rule 144A) to be issued (CUSIP No.: 16949N919):	___________ Restricted ADSs (Rule 144A)**

________________________

* Freely transferable ADSs may be issued upon Conversion of Notes by non-Affiliates as follows:

--	Conversion of Regulation S Notes on or after the date that is 40 days after November 3, 2017.

--	Conversion of Rule 144A Notes on or after the date that is 6 months after November 3, 2017, if the Company is current in its Exchange Act reporting.

--	Conversion of Rule 144A Notes after the date that is one year after November 3, 2017.

** Conversion Restricted ADSs (Rule 144A) to be issued upon Conversion of Rule 144A Notes by non-Affiliates as follows:

--	Conversion of Rule 144A Notes prior to the date that is 6 months after November 3, 2017.

--	Conversion of Rule 144A Notes on or after the date that is 6 months from closing and before the date that is one year after November 3, 2017, if the Company is not current in its Exchange Act reporting.

Number of Conversion Restricted ADSs (Regulation S) to be issued (CUSIP No.: 16949N869):	___________ Restricted ADSs (Regulation S) ***
(B) to credit the amount of cash identified below in lieu of any fractional ADSs or Conversion Restricted ADSs:
Cash in lieu of amount:	US$___________
(C) and to deliver the ADSs or Conversion Restricted ADSs, as applicable, and cash in lieu described in (A) and (B) above, as follows:

(CHECK ONE)

___	(a) Deliveries into DTC (freely transferable ADSs only)

Name of DTC Participant to which the ADSs are to be delivered and the cash in lieu of fractional ADSs is to be credited:	_____________________________

DTC Participant Account No.:	_____________________________

Account No. for recipient of ADSs at DTC Participant (f/b/o information):	_____________________________

Name on whose behalf the above number of ADSs and the above amount of cash in lieu of fractional ADSs are to be issued and delivered, and credited, respectively:	_____________________________

Contact person at DTC Participant:	_____________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________

OR

___	(b) Deliveries outside of DTC

________________________

*** Conversion Restricted ADSs (Regulation S) to be issued upon Conversion of Regulation S Notes by non-Affiliates prior to the date that is 40 days after November 3, 2017.

Name of person to whom the ADSs or Conversion Restricted ADSs, as applicable, are to be registered and the cash in lieu of fractional ADS or Conversion Restricted ADS, as applicable, is to be credited:	_____________________________
Street Address:	_____________________________ _____________________________

City, State, and Country:	_____________________________

Nationality:	____________________________

Social Security or Tax Identification Number:	_____________________________

Daytime telephone number of contact person:	_____________________________

Pursuant to Section 6 of the Letter Agreement, the Company hereby acknowledges that an aggregate issuance fee in the amount of US$[•], being the sum of the per ADS issuance fee multiplied by the number of ADSs or Conversion Restricted ADSs, as applicable, instructed to be issued above pursuant to this Conversion Issuance Instruction (i.e., US$0.05 * [•]), shall be promptly paid by the Company to the following Depositary account:

Citibank, N.A.

ABA number: 021000089

DDA number: 36859028

RE: China Lodging Note Conversion

Attn.: Hank Hui, Account Management

and the Company further acknowledges that the Depositary shall have no obligation to issue any such ADSs or Conversion Restricted ADSs, as applicable, or credit any cash in lieu of fractional ADSs or Conversion Restricted ADSs, as applicable, prior to its receipt of such payment in full.

CHINA LODGING GROUP, LIMITED

By:
Name:
Title:

EXHIBIT B

to

Note Conversion Letter Agreement,

dated as of November 3, 2017

(the “Letter Agreement”), by and between

CHINA LODGING GROUP, LIMITED

and CITIBANK, N.A.

_____________________

Withdrawal Certification

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn.: Depositary Receipts Department / Hank Hui / Les Deluca

By Email:

hank.hui@citi.com

leslie.deluca@citi.com

ahrum.danker@citi.com

daisy.xu@citi.com

gloria.bi@citi.com

Re:	China Lodging Group, Limited

Dear Sirs:

Reference is made to (i) the Deposit Agreement, dated as of March 25, 2010 (the “Deposit Agreement”), by and among China Lodging Group, Limited, a company organized under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder (the “Deposit Agreement”), and (ii) the Note Conversion Letter Agreement, dated as of November 3, 2017 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, upon the conversion of the Company’s 0.375% Convertible Senior Notes due 2022. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or the Letter Agreement, as applicable.

B-1

This Withdrawal Certification is being furnished in connection with the withdrawal Conversion Restricted Shares (as defined in the Letter Agreement)upon surrender of Conversion Restricted ADSs (as defined in the Letter Agreement) to the Depositary.

(A)       We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Conversion Restricted ADSs and the Conversion Restricted Shares represented thereby have not been registered under the Securities Act; and

(B)       We certify that we, and, if we are not the beneficial owner, the beneficial owner has certified that it, will sell the Conversion Restricted Shares in compliance with the requirements of the U.S. securities laws (including, without limitation, the applicable laws of the states of the United States), and we, and, if we are not the beneficial owner, the beneficial owner has certified that it, will not deposit, or cause to be deposited, such Conversion Restricted Shares into any depositary receipts facility established or maintained by a depositary bank other than a restricted facility established and maintained for such purpose.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:
Name:
Title:

B-2

EXHIBIT C

to

Note Conversion Letter Agreement,

dated as of November 3, 2017

(the “Letter Agreement”), by and between

CHINA LODGING GROUP, LIMITED

and CITIBANK, N.A.

_____________________

Resale Certification and Issuance Instruction

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn.: Depositary Receipts Department / Hank Hui / Les Deluca

By Email:

hank.hui@citi.com

leslie.deluca@citi.com

ahrum.danker@citi.com

daisy.xu@citi.com

gloria.bi@citi.com

Re:	China Lodging Group, Limited

Dear Sirs:

Reference is made to (i) the Deposit Agreement, dated as of March 25, 2010 (the “Deposit Agreement”), by and among China Lodging Group, Limited, a company organized under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder (the “Deposit Agreement”), and (ii) the Note Conversion Letter Agreement, dated as of November 3, 2017 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, upon the conversion of the Company’s 0.375% Convertible Senior Notes due 2022. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or the Letter Agreement, as applicable.

This Resale Certification and Issuance Instruction is being provided in connection with our request to the Depositary to transfer __________ (insert number) of Conversion Restricted ADSs (CUSIP No.: 16949N919 (Rule 144A) and 16949N869 (Regulation S)) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale of such Conversion Restricted ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

* ☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which the Conversion Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (as defined in Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act,

OR

* ☐ Sale Exempt from Registration (Rule 144 post-six months to one year sales only): the Conversion Restricted ADSs to be transferred and the Conversion Restricted Shares represented thereby (x) are not held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at the time of such sale, the Company is in full compliance with its reporting obligations to the US Securities and Exchange Commission under the Exchange Act,

OR

* ☐ Sale Exempt from Registration (Rule 144 post-one year sales only): the Conversion Restricted ADSs to be transferred and the Conversion Restricted Shares represented thereby (x) are not held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Conversion Restricted Shares represented by such Conversion Restricted ADSs were acquired from the Company or an affiliate of the Company,

OR

** ☐ Sale Exempt from Registration (Sales Other than Pursuant to Rule 144): the Conversion Restricted ADSs to be transferred and the Conversion Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (as defined in Rule 144(a)(3) under the Securities Act).

________________________

*	The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

**	The delivery of the requisite opinion of counsel to cover this transaction is the responsibility of the selling Conversion Restricted ADS holder.

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned’s account specified below, for the issuance of freely transferable unrestricted ADSs, the following number of Conversion Restricted ADSs:

__________________________________________

Conversion Restricted ADSs (CUSIP No.: 16949N919 (Rule 144A)

or 16949N869 (Regulation S)), and

(ii)	following the debit of the Conversion Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________
(CUSIP No.: 16949N109)

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________

DTC Participant Account No.:	_____________________________
Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________

Onward Delivery Instructions of undersigned:	_____________________________

Contact person at DTC Participant:	_____________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________

2.       If ADSs are to be issued delivered in the form of uncertificated ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________

Street Address:	_____________________________
City, State, and Country:	_____________________________
Nationality:	_____________________________
Social Security or Tax Identification Number:	_____________________________

The undersigned hereby instructs the Depositary to cancel the Conversion Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Conversion Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Letter Agreement in connection the cancellation of Conversion Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc. The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.